Exhibit 99.1

Eastern Insurance Holdings, Inc.
Eastern Alliance Insurance Company
Eastern Advantage Assurance Company
Allied Eastern Indemnity Company
Eastern Life & Health Insurance Company
Employers Alliance, Inc.

DATE: April 9, 2008	FINANCIAL CONTACT:
Kevin Shook, Treasurer and Chief Financial Officer
(717) 735-1660
kshook@eains.com

FOR IMMEDIATE RELEASE	MARKETING CONTACT:
Bob Gilpin, Sr. Vice President Marketing
(717) 239-1641
bgilpin@eains.com

EASTERN INSURANCE HOLDINGS, INC. INCREASES

REPURCHASE AUTHORIZATION OF COMMON STOCK

(Lancaster, PA) – Eastern Insurance Holdings, Inc. (NASDAQ: EIHI) (“EIHI,” the “Company”) announced today that its board of directors has increased the repurchase authorization of its issued and outstanding shares of common stock by $10 million. This authorization is in addition to the 2,046,500 shares previously authorized by EIHI’s board of directors. As of April 7, 2008, 1,880,702 shares have been purchased of the 2,046,500 previously authorized.

The Company now will have the right to repurchase up to $10 million of issued and outstanding shares of common stock, above the previously authorized 2,046,500 shares, unless the Company’s board of directors further expands the program. The repurchases are authorized to be made from time to time in open market or privately negotiated transactions as, in management’s sole opinion, market conditions warrant. The repurchased shares will be held as treasury shares.

EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation, a domestic life and health insurance company, an offshore specialty reinsurance company, and a third-party claims administration company.

EIHI is located at 25 Race Avenue in Lancaster, Pennsylvania. The company’s Web address is www.easterninsuranceholdings.com.

The Eastern Alliance Insurance Building · 25 Race Avenue · P.O. Box 83777 · Lancaster, PA 17608-3777

888.654.7100 · Fax 717.399.3781 · www.easterninsuranceholdings.com · www.eains.com · www.elhins.com

April 9, 2008	EIHI Increases Repurchase Authorization of Common Stock

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes, a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our Form S-1 Registration Statement, filed with the U.S. Securities and Exchange Commission and in our other public filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

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